SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2002

                        Commission File Number: 000-28005

                             MetaSource Group, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               88-0422028
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(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                              Identification No.)

40 Exchange Place, Suite 1607, New York, New York                         10005
-------------------------------------------------                         -----
(Address of principal executive offices)                             (Zip Code)

                                 (646) 805-5141
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                               ------------------
                   (Former name, if changed since last report)

                      Suite 2300, 1066 West Hastings Street
                      -------------------------------------
                  Vancouver, British Columbia, Canada, V6E 3X2
                  --------------------------------------------
                                  (604)608-1610
                                  -------------
      (Former Address and Telephone Number of Principal Executive Offices)







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ITEM 9. Regulation FD Disclosure

Reference is made to the Registrant's press release dated July 15, 2002. Subsequent to the dissemination of the press release attached hereto as an exhibit, Registrant discovered an error in the fourth paragraph of the attached press release. The fourth paragraph should read that the cumulative revenues for the companies in 2001 was approximately $12,000,000 not $14,000,000.

Index to Exhibits

99.1     Press Release dated July 15, 2002.












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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           MetaSource Group, Inc.


July 17, 2002                       By:    /s/ Courtney Smith
                                           ---------------------------------
                                           Courtney Smith, President